Acquisition of 39PU (Details) - USD ($)		12 Months Ended
	Oct. 02, 2019	Jun. 30, 2020
Business Combination Others Abstract [Abstract]
Cash consideration, description	the Company completed the acquisition of 51% equity interest in 39Pu, which is engaged in the distribution of dark tea and based in Hunan Province, China. Under the terms of the purchase agreement, the consideration was comprised of cash consideration of $2.4 million and share consideration of 1,000,000 Ordinary Shares, at a per share price of $0.34. In addition, a contingent cash consideration of $0.6 million and a share consideration of 400,000 ordinary shares will be delivered to the three shareholders according to the earn-out payment based on the financial performance of 39Pu in its next fiscal years. On October 17 and 28, 2019, the Company paid the share consideration of 7000,000 Ordinary Shares, which consists of share consideration of 400,000 ordinary shares and 300,000 ordinary shares as cashless settlement of $0.6 million at per unit cost of $5 per share.As of December 31, 2020, 39Pu’s met financial performance requirement for the 12 months from January 1, 2020 through December 31, 2020, accordingly for the three months ended December 31, 2019 not reaching the earn-out payment condition. In addition, due to the effects of COVID-19, the financial performance of 39Pu for the year ended June 30, 2020 did not meet the earn-out payment condition.
Exchange rate (in Dollars per share)	$ 7.1489
Income from operations		$ 417,705
Comprehensive income (loss)		$ 32,301